As filed with the Securities and Exchange Commission on ____________, 1997
                                                  Registration No. 333-_________

--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                 --------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                 --------------------

                          VITAFORT INTERNATIONAL CORPORATION
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                Delaware                               68-0110509
      (State or other jurisdiction                  (I.R.S. Employer
     of incorporation or organization)           Identification Number)

                         1800 Avenue of the Stars, Suite 480
                            Los Angeles, California 90067
                       (Address of principal executive offices)

            CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND THEO BRADFORD
            CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND DALE DE MARCHI
              CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND MARK DODGE
           CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND MICHAEL DONAHUE
            CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND DAVID DONDICK
            CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND JOEL FREEDMAN CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND FRANK HARITON
             CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND PAUL HERMIS
             CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND KEITH HIMES
            CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND JULIA HOLBERT
              CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND LOUIS LANE
             CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND CRAIG LAZAR
              CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND JOHN LISS
             CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND ROBERT LUKE
          CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND JAMES MAC PHERSON
             CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND DANA PERLMAN
              CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND RADU POPA
            CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND HARRY S. STAHL
         CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND BENJAMIN TABATCHNICK
            CONSULTING AGREEMENT BETWEEN THE REGISTRANT AND ALLAN ZACKLER

                                     MARK BEYCHOK
                          VITAFORT INTERNATIONAL CORPORATION
                         1800 Avenue of the Stars, Suite 480
                            Los Angeles, California 90067
                       (Name and address of agent for service)

                                    (310) 552-6393
            (Telephone number, including area code, of agent for service)

                                       Copy to:
                                 Harry S. Stahl, Esq.
                                   McKenna & Stahl
                             2603 Main Street, Suite 1010
                               Irvine, California 92614

                           CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------
Title of            Amount         Proposed       Proposed        Amount of
Securities          to be          Maximum        Maximum         Registration
be Registered       Registered     Offering       aggregate       Fee (1)
                                   Price Per      Offering
                                   Share (1)      Price (1)

--------------------------------------------------------------------------------

Common Stock (1)    428,086        $ 1.25         $535,108        $  185

--------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, on the basis of the average of the high and low prices of the Registrant's Common Stock as quoted on the OTC Electronic Bulletin Board on July 15, 1997.

                                       PART II

       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

       The following documents filed by Vitafort International
       Corporation (alternatively, the "Company" and the "Registrant") with the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act") (File No. 0-18438) are incorporated by reference in this Registration Statement:

       (1) The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996.

       (2) The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997.

       (3) The Company's Current Reports on Form 8-K dated August 15, 1996 (filed with the Commission on August 30, 1996), January 31, 1997 (filed with the Commission on February 7, 1997) and February 5, 1997 (filed with the Commission on February 12, 1997).

       (4) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the document referred to in Paragraph (1) above.

       (5) The Prospectus of the Company filed by the Company on December 19, 1989 contains a description of the Company's Common Stock.

       All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

       Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or was deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.        DESCRIPTION OF SECURITIES.

          The class of securities offered hereunder is registered under
          Section 12 of the Exchange Act.

ITEM 5.        INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Harry S. Stahl, Esq. owns 10,000 shares of the Company's Common
          Stock.

ITEM 6.        INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          The Certificate of Incorporation of the Company and Section 145 of the General Corporation Law of the State of Delaware provide for indemnification of directors and officers under certain conditions and subject to certain limitations.

          Section 145 of the General Corporation Law of the State of Delaware empowers the Company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or enterprise, against expenses, judgments, fines and amounts paid in settlement and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful except that, in the case of an action or suit by or in the right of the Company, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. Article 7 of the Certificate of Incorporation of the Company provides for indemnification of persons to the fullest extent authorized by the General Corporation Law of the State of Delaware.

          In accordance with the General Corporation Law of the State of Delaware, the Company has adopted a provision in its Certificate of Incorporation to limit the personal liability of its directors for violations of their fiduciary duty. The provision eliminates each director's liability to the Company or its stockholders for monetary damages except: (i) for any breach of the director's duty of loyalty to the Company or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under the section of the Delaware law providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions; or (iv) for any transaction from which a director derived an improper personal benefit.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

          ITEM 7.        EXEMPTION FROM REGISTRATION CLAIMED.

          This item is inapplicable.

          ITEM 8.                            EXHIBITS.

          3.1      Certificate of Incorporation of the Registrant (1)

          3.2      Bylaws of the Registrant (1)

          3.3 Agreement and Plan of Merger between the Registrant and Vitafort International Corporation, a California corporation (1)

          3.4      Certificate of Designation - Series A Preferred Stock (2)

          3.5      Certificate of Designation - Series B Preferred Stock
                   (2)

          3.6 Certificate of Amendment to the Certificate of Incorporation, November 1991 (2)

          3.7      Certificate of Designation - Series C Preferred Stock (2)

          3.8 Certificate of Amendment to the Certificate of Incorporation, filed February 8, 1994 (3)

          3.9      Certificate of Designation - Series D Preferred Stock (3)

          3.10 Certificate of Amendment to the Certificate of Incorporation, filed November, 1995. Incorporated by reference to Exhibit filed with the Registrant's Registration Statement on Form S-8 filed January 25, 1996, File Number 33-300435 (the "January 1996 S-8").

          3.11 Certificate of Elimination - Series A Preferred Stock. Incorporated by reference to Exhibit 4.24 to the Registrant's Registration Statement on Form S-8 filed May 22, 1996, File Number 333-04271 (the "May 1996
                   S-8").

          3.12 Certificate of Elimination - Series D Preferred Stock. Incorporated by reference to Exhibit 4.25 to the May 1996 S-8.
                                         II-3

          3.13     Certificate of Amendment to the Registrant's
                   Certificate of Incorporation, filed October 4, 1996. Incorporated by reference to Exhibit 4.29 to the Registrant's Registration Statement on Form S-8 Filed December 12, 1996, File Number 333-17763 (the "December 1996 S-8").


          4.1      Specimen Stock Certificate (4)

          4.2      Specimen Redeemable Common Stock Purchase Warrant (1)

          4.3      Form of Warrant Agreement (1)

          4.4      Proposed form of Underwriters Warrant Agreement (1)

          4.6      Warrant Extension Agreement, December 18, 1992 (5)

          4.7      Warrant Extension Agreement, December 18, 1994 (3)

          4.8      Warrant Extension Agreement, January 18, 1995 (3)

          4.9      Warrant Extension Agreement, April 3, 1995 (3)

          4.10 Warrant Extension Agreement, May 3, 1995. Incorporated by reference to Exhibit 4.18 to the January 1996 S-8.

          4.11     Warrant Extension Agreement, June 15, 1995.
                   Incorporated by reference to Exhibit 4.19 to the January 1996 S-8.

          4.12     Warrant Extension Agreement, July 17, 1995.
                   Incorporated by reference to Exhibit 4.20 to the January 1996 S-8.

          4.13     Warrant Extension Agreement, August 16, 1995.
                   Incorporated by reference to Exhibit 4.21 to the January 1996 S-8.

          4.14 Warrant Extension Agreement, December 31, 1995. Incorporated by reference to Exhibit 4.21 to the January 1996 S-8.

          4.15     Warrant Extension Agreement, April 30, 1996.
                   Incorporated by reference to Exhibit 4.23 to the May
                   1996 S-8.

          4.16     Warrant Extension Agreement, July 31, 1996.
                   Incorporated by reference to Exhibit 4.26 to the December 1996 S-8.

          4.17 Warrant Extension Agreement, September 30, 1996. Incorporated by reference to Exhibit 4.27 to the December 1996 S-8.

          4.18 Warrant Extension Agreement, November 11, 1996. Incorporated by reference to Exhibit 4.28 to the December 1996 S-8.

          5        Opinion of McKenna & Stahl

          23.1     Consent of BDO Seidman, LLP

          23.2     Consent of McKenna & Stahl
                   (included in Exhibit 5)

          24.1 Power of Attorney - set forth on page II-10 of the Registration Statement.

          99.1     Consulting Agreement between the Registrant and Theo
                   Bradford.

          99.2     Consulting Agreement between the Registrant and Dale
                   DeMarchi.

          99.3     Consulting Agreement between the Registrant and Mark
                   Dodge.

          99.4     Consulting Agreement between the Registrant and Michael
                   Donahue.

          99.5     Consulting Agreement between the Registrant and David
                   Dondick.

          99.6     Consulting Agreement between the Registrant and Joel
                   Freedman.

          99.7     Consulting Agreement between the Registrant and Frank
                   Hariton.

          99.8     Consulting Agreement between the Registrant and Paul
                   Hermis.

          99.9     Consulting Agreement between the Registrant and Keith
                   Himes.

          99.10    Consulting Agreement between the Registrant and Julia
                   Holbert.

          99.11    Consulting Agreement between the Registrant and Louis
                   Lane.

          99.12    Consulting Agreement between the Registrant and Craig
                   Lazar.

          99.13    Consulting Agreement between the Registrant and John
                   Liss.

          99.14    Consulting Agreement between the Registrant and Robert
                   Luke.

          99.15    Consulting Agreement between the Registrant and James
                   MacPherson.

          99.16    Consulting Agreement between the Registrant and Dana
                   Perlman.

          99.17    Consulting Agreement between the Registrant and Radu
                   Popa.

          99.18    Consulting Agreement between the Registrant and Harry
                   S. Stahl.

          99.19 Consulting Agreement between the Registrant and Benjamin Tabatchnick.

          99.20    Consulting Agreement between the Registrant and Allan
                   Zackler.

     -------------------
(1) Incorporated by reference to the exhibits to the Registrant's Registration Statement on Form S-18. File No. 33-31883.

(2) Incorporated by reference to the same numbered exhibit to the Registrant's Form 10-KSB for the year ended December 31, 1993.

(3) Incorporated by reference to the same numbered exhibit to the Registrant's Form 10-KSB for the year ended December 31, 1994.

(4) Incorporated by reference to the same numbered exhibit to the Registrant's Form 10-KSB for the year ended December 31, 1996.

(5) Incorporated by reference to the same numbered exhibit to the Registrant's Form 10-KSB for the year ended December 31, 1993.

       ITEM 9.      UNDERTAKINGS.

       (a)  The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

            PROVIDED, HOWEVER, that paragraphs (a) (1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit of proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



                           (Page Left Blank Intentionally)

                                      SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 16 day of July, 1997.


                          VITAFORT INTERNATIONAL CORPORATION


                    By: /s/ Mark Beychok
                        ------------------------------
                           Mark Beychok



Signature                           Title                                  Date

--------------------------------------------------------------------------------


/s/ Mark Beychok              Chief Executive Officer            July 16, 1997
-------------------------     and President
Mark Beychok                  (Principal Executive Officer)


/s/ Jack Spencer              Principal Accounting and           July 16, 1997
-------------------------     Financial Officer
Jack Spencer


/s/ Paul S. Hermis            Director                           July 16, 1997
-------------------------
Paul S. Hermis


/s/ Benjamin Tabatchnick      Director                           July 16, 1997
-------------------------
Benjamin Tabatchnick


/s/ Don Wohl                  Director                           July 16, 1997
-------------------------
Don Wohl

                                  POWER OF ATTORNEY


     Each of the undersigned hereby constitutes and appoints Mark Beychok and Jack Spencer or any of them, each with full power of substitution and resubstitution, such person's true and lawful attorney-in-fact and agent, in such person's name and on such person's behalf, in any and all capacities, to sign any and all amendments to this Registration Statement, including any post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                     Title                              Date
--------------------------------------------------------------------------------


/s/ Mark Beychok              Chief Executive Officer            July 16, 1997
-------------------------     and President
Mark Beychok                  (Principal Executive Officer)


/s/ Jack Spencer              Principal Accounting and           July 16, 1997
-------------------------     Financial Officer
Jack Spencer


/s/ Paul S. Hermis            Director                           July 16, 1997
-------------------------
Paul S. Hermis


/s/ Benjamin Tabatchnick      Director                           July 16, 1997
-------------------------
Benjamin Tabatchnick


/s/ Don Wohl                  Director                           July 16, 1997
-------------------------
Don Wohl

                                  INDEX TO EXHIBITS


Exhibit
Number        Description of Document                                       Page
-------       -----------------------                                       ----


3.1      Certificate of Incorporation of the Registrant (1)

3.2      Bylaws of the Registrant (1)

         Agreement and Plan of Merger between the Registrant and Vitafort International Corporation, a California corporation (1)

3.4      Certificate of Designation - Series A Preferred Stock (2)

3.5      Certificate of Designation - Series B Preferred Stock (2)

         Certificate of Amendment to the Certificate of Incorporation, November 1991 (2)

3.7      Certificate of Designation - Series C Preferred Stock (2)

3.8 Certificate of Amendment to the Certificate of Incorporation, filed February 8, 1994 (3)

3.9      Certificate of Designation - Series D Preferred Stock (3)

         Certificate of Amendment to the Certificate of Incorporation, filed November, 1995. Incorporated by reference to Exhibit 4.10 filed with the Registrant's Registration Statement on Form S-8 filed January 25, 1996, File Number 33-300435 (the "January 1996 S-8").

3.11     Certificate of Elimination - Series A Preferred Stock.
         Incorporated by reference to Exhibit 4.24 to the Registrant's Registration Statement on Form S-8 filed May 22, 1996, File Number 333-04271 (the "May 1996 S-8").

3.12     Certificate of Elimination - Series D Preferred Stock.
         Incorporated by reference to Exhibit 4.25 to the May 1996 S-8.

3.13 Certificate of Amendment to the Registrant's Certificate of Incorporation, filed October 4, 1996. Incorporated by reference to Exhibit 4.29 to the Registrant's Registration Statement on Form S-8 Filed December 12, 1996, File Number 333-17763(the "December 1996 S-8").

Exhibit
Number        Description of Document                                       Page
-------       -----------------------                                       ----


4.1      Specimen Stock Certificate (4)

4.2      Specimen Redeemable Common Stock Purchase Warrant (1)

4.3      Form of Warrant Agreement (1)

4.4      Proposed form of Underwriters Warrant Agreement (1)

4.6      Warrant Extension Agreement, December 18, 1992 (5)

4.7      Warrant Extension Agreement, December 18, 1994 (3)

4.8      Warrant Extension Agreement, January 18, 1995 (3)

4.9      Warrant Extension Agreement, April 3, 1995 (3)

4.10 Warrant Extension Agreement, May 3, 1995. Incorporated by reference to Exhibit 4.18 to the January 1996 S-8.

4.11 Warrant Extension Agreement, June 15, 1995. Incorporated by reference to Exhibit 4.19 to the January 1996 S-8.

4.12 Warrant Extension Agreement, July 17, 1995. Incorporated by reference to Exhibit 4.20 to the January 1996 S-8.

4.13 Warrant Extension Agreement, August 16, 1995. Incorporated by reference to Exhibit 4.21 to the January 1996 S-8.

4.14 Warrant Extension Agreement, December 31, 1995. Incorporated by reference to Exhibit 4.21 to the January 1996 S-8.

4.15 Warrant Extension Agreement, April 30, 1996. Incorporated by reference to Exhibit 4.23 to the May 1996 S-8.

4.16 Warrant Extension Agreement, July 31, 1996. Incorporated by reference to Exhibit 4.26 to the December 1996 S-8.

4.17 Warrant Extension Agreement, September 30, 1996. Incorporated by reference to Exhibit 4.27 to the December 1996 S-8.

4.18 Warrant Extension Agreement, November 11, 1996. Incorporated by reference to Exhibit 4.28 to the December 1996 S-8.

Exhibit
Number        Description of Document                                       Page
-------       -----------------------                                       ----


5          Opinion of McKenna & Stahl

23.1       Consent of BDO Seidman, LLP

23.2       Consent of McKenna & Stahl (included in Exhibit 5)

24.1       Power of Attorney - set forth on page II-10 of the Registration
           Statement

99.1       Consulting Agreement between the Registrant and Theo Bradford.

99.2       Consulting Agreement between the Registrant and Dale DeMarchi.

99.3       Consulting Agreement between the Registrant and Mark Dodge.

99.4       Consulting Agreement between the Registrant and Michael Donahue.

99.5       Consulting Agreement between the Registrant and David Dondick.

99.6       Consulting Agreement between the Registrant and Joel Freedman.

99.7       Consulting Agreement between the Registrant and Frank Hariton.

99.8       Consulting Agreement between the Registrant and Paul Hermis.

99.9       Consulting Agreement between the Registrant and Keith Himes.

99.10      Consulting Agreement between the Registrant and Julia Holbert.

99.11      Consulting Agreement between the Registrant and Louis Lane.

99.12      Consulting Agreement between the Registrant and Craig Lazar.

99.13      Consulting Agreement between the Registrant and John Liss.

99.14      Consulting Agreement between the Registrant and Robert Luke.

99.15      Consulting Agreement between the Registrant and James MacPherson.

99.16      Consulting Agreement between the Registrant and Dana Perlman.

99.17      Consulting Agreement between the Registrant and Radu Popa.

99.18  Consulting Agreement between the Registrant and Harry S. Stahl.

99.19  Consulting Agreement between the Registrant and Benjamin Tabatchnick.

99.20  Consulting Agreement between the Registrant and Allan Zackler.

----------------------

(1) Incorporated by reference to the exhibits to the Registrant's Registration Statement on Form S-18. File No. 33-31883.

(2) Incorporated by reference to the same numbered exhibit to the Registrant's Form 10-KSB for the year ended December 31, 1993.

(3) Incorporated by reference to the same numbered exhibit to the Registrant's Form 10-KSB for the year ended December 31, 1994.

(4) Incorporated by reference to the same numbered exhibit to the Registrant's Form 10-KSB for the year ended December 31, 1996.

(5) Incorporated by reference to the same numbered exhibit to the Registrant's Form 10-KSB for the year ended December 31, 1993.